Exhibit 99.1
August 4, 2009
CONFIDENTIAL
Dr. Robert Kirkman
President & CEO
Oncothyreon Inc.
2601 Fourth Avenue
Suite 500
Seattle, WA 98121
Dear Dr. Kirkman:
     This letter (the “Agreement”) constitutes the agreement between Rodman & Renshaw, LLC (“Rodman” or the “Placement Agent”) and Oncothyreon Inc. (the “Company”), that Rodman shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of shares (the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”) and warrants (the “Warrants,” and together with the Shares, the “Units”) to purchase shares of Common Stock. The shares of Common Stock of the Company to be issued upon exercise of the Warrants are herein referred to as the “Warrant Shares.” The terms of such Placement and the Units shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Rodman would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any securities or complete the Placement. The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Rodman’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Rodman to purchase the Shares, Warrants or Units and does not ensure the successful placement thereof or any portion thereof or the success of Rodman with respect to securing any other financing on behalf of the Company.
SECTION 1. COMPENSATION AND OTHER FEES.
     (A) As compensation for the services provided by Rodman hereunder, the Company agrees to pay to Rodman a cash fee payable immediately upon the closing of the Placement and equal to 5% of the aggregate gross proceeds raised in the Placement. Additionally, a cash fee payable within 48 hours of (but only in the event of) the receipt by the Company of any proceeds from the exercise of the warrants sold in the Placement that are solicited by the Placement Agent and otherwise in compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110 equal to 5% of the aggregate cash exercise price received by the Company upon such exercise, if any (the “Warrant Solicitation Fee”).
     (B) The Company also agrees to reimburse Rodman’s reasonable expenses (with supporting invoices/receipts) up to a maximum of 1% of the aggregate gross proceeds raised in the placement, but in no event more than $50,000. Such reimbursement shall be payable on the day of the closing of the Placement.

     (C) If at anytime during the six-month period following the earlier of the expiration and termination of its engagement (the “Tail Period”), the Company consummates any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) and investors to whom Rodman had introduced, directly or indirectly, to the Company during the Tail Period, subject to any restrictions imposed by FINRA, Rodman shall be entitled to fees, calculated as provided in Section 1(A), with respect to securities sold by the Company to such investors.
SECTION 2. REGISTRATION STATEMENT.
     (A) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-149837) including a prospectus, relating to the Units. Such registration statement, as amended at the time of its effectiveness, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; the term “Basic Prospectus” means the prospectus dated as of August 12, 2008 in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Units; the term “Prospectus” means the Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Units in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Units. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
     (B) At or prior to the time when sales of the Units were first made, which, for the purposes of this Agreement shall mean 3:10 pm ET on the date hereof (the “Time of Sale”), the Company had prepared the following information: the Basic Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto (collectively with the form of Subscription Agreement, form of Warrant, Section 3 hereof, the pricing information set forth on Annex A and the Current Report on Form 8-K, filed by the Company with the Commission on the date hereof, the “Time of Sale Information”).
     (C) The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.
     (D) The Company has made available to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Basic Prospectus, the Time of Sale Prospectus, if any, and the Prospectus, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Basic Prospectus, the Time of Sale Information, the Prospectus, the Registration Statement, copies of the documents incorporated by reference therein, the Issuer Free Writing Prospectus and any other materials permitted by the Securities Act.
SECTION 3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Placement Agent that:
     A. Time of Sale Information. The Time of Sale Information, at the Time of Sale did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in such Time of Sale Information. No order preventing or suspending the use of any of the Time of Sale Information has been issued by the Commission.
     B. Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Placement Agent in its capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Units (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto and other written communications approved in writing in advance by the Placement Agent. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offer and sale of the Units (or until any earlier date that the Company notifies the Placement Agent) did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Information or the Prospectus; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in any Issuer Free Writing Prospectus.
     C. Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. The Company and the offering of the Units contemplated by this Agreement meet the requirements for use of Form S-3 under the Securities Act, and the Company has filed with the Commission, the Registration Statement on such form, including the Basic Prospectus, for registration under the Securities Act of the offering and sale of the Units. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has, to the knowledge of the Company, been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.
     D. Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.
     E. Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries incorporated by reference or included in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.
     F. No Material Adverse Change. Subsequent to the respective dates as of which information is given or incorporated by reference into the Time of Sale Information, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole and (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.
     G. Organization and Good Standing. Other than ProlX Pharmaceuticals Corporation, Oncothyreon Canada, Inc. and Biomira Management, Inc., the Company has no significant subsidiaries. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
     F. Capitalization. All outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the

Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     G. Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company, and all action required to be taken by the Company prior to or as of the date hereof for the consummation by the Company of the transactions contemplated hereby has been duly and validly taken.
     H. Capital Stock. The Shares to be issued and sold by the Company hereunder and the Warrant Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein or in the Warrants, as applicable, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus; and the issuance of the Units, the Shares and the Warrant Shares is not subject to any preemptive or similar rights.
     I. No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
     J. No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance by the Company of each of the Units, the Shares, the Warrants and the Warrant Shares and the consummation by the Company of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the cases of clauses (i) and (iii) above as would not be reasonably expected to have a Material Adverse Effect.
     K. No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance by the Company of any of the Units, the Shares, the Warrants or the Warrant Shares or the consummation of any of the transactions contemplated by this Agreement, except for such additional steps as may be required by the FINRA, the registration of the offer and sale of the Units, Shares, Warrants and Warrant Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the placement of the Units by the Placement Agent.
     L. Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.
     M. Independent Accountants. Deloitte & Touche LLP (United States), which has certified certain financial statements of the Company, is an independent registered public accountant, and Deloitte & Touche LLP (Canada), which has certified certain financial statements of the Company, is an independent registered chartered accountant with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the rules and regulations of the Public Accounting Oversight Board (United States) and as required by the Securities Act.
     N. Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property reflected in the financial statements included or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus that are material to the businesses of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     O. Possession of Intellectual Property. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, (i) the Company owns, possesses or has adequate rights to use the Company Intellectual Property (as defined below), (ii) the Company has not received any written notice of any infringement of, or conflict with, any Intellectual Property of any third party, (iii) the Company is not aware of any third party intellectual property rights that would have a materially adverse effect on the ability of the Company to make, use or sell its products, (iv) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive with those of the Company, and (v) neither the Company nor any of its subsidiaries is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus or as would not have a Material Adverse Effect, (x) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (y) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property right of any third party, and (z) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable. For purposes of this Agreement, “Intellectual Property” means patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, and “Company Intellectual Property” means Intellectual Property that is necessary to carry on the business now operated by the Company as described in the Prospectus.

     P. PTO Matters. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned or exclusively licensed by the Company (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure and best mode requirement for the Company Patent Applications, and all other requirements for patentability and enforceability of any resultant patents, and has made no material misrepresentation in the Company Patent Applications. To the knowledge of the Company, the Company has complied with the relevant foreign filing requirements underlying patentability and enforceability of any resultant patents for the Company Patent Applications pending in countries outside the United States. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.
     Q. No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.
     R. Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
     S. Taxes. Except as would not have a Material Adverse Effect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except as would not have a Material Adverse Effect.
     T. Licenses and Permits. The Company and each of its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the Prospectus, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and each of its subsidiaries are in compliance with the requirements of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending or revoking the same in any material respect. The Company has not failed to submit to the FDA an Investigational New Drug Application for a clinical trial it is conducting or sponsoring, except where such failure would not, singly or in the aggregate, have a Material Adverse Effect; all such submissions were in material compliance with applicable laws when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions, except any deficiencies which could not, singly or in the aggregate, have a Material Adverse Effect.
     U. Tests and Preclinical and Clinical Studies. The Company and each of its subsidiaries have operated and currently are in compliance with all applicable rules and regulations of the FDA or any other federal, state, local or foreign governmental body exercising comparable authority, except where the failure to so operate or be in compliance would not have a Material Adverse Effect. The tests and preclinical and clinical studies conducted by or, to the Company’s knowledge, on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign government exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations; the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or, to the Company’s knowledge, on behalf of the Company contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and the Prospectus; and the Company has not received any written notice or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension, or clinical hold of any tests or preclinical or clinical studies, or such written notice or correspondence from any Institutional Review Board or comparable authority requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company, which termination, suspension, or clinical hold would reasonably be expected to have a Material Adverse Effect.
     V. No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened.
     W. Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of clauses (aa)(i)(x), (aa)(i)(y) and (aa)(ii)(y) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.
     X. Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations in all material respects, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.
     Y. Disclosure Controls. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
     Z. Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting.
     AA. Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonable and prudent to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     BB. No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     CC. No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.
     DD. No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the engagement letter between the Placement Agent and the Company) that would give rise to a valid claim against the Company or any of its subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale any of the Units, the Shares, the Warrants or the Warrant Shares.

     EE. Exchange Listing. As of the date hereof, the Shares and Warrant Shares have been approved for listing on the NASDAQ Global Market, and as of the Closing Date, the Shares and Warrant Shares will be approved for listing on the Toronto Stock Exchange, in each case subject to official notice of issuance. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has not (i) taken, directly or indirectly, any action designed to, or that could reasonably be expected to have the effect of, terminating the registration of the Shares and Warrant Shares under the Exchange Act or the quotation of the Shares and Warrant Shares on the Nasdaq Global Market or the Toronto Stock Exchange or (ii) received any notification that the Commission, the Nasdaq Global Market or the Toronto Stock Exchange is contemplating terminating such registration or quotation.
     FF. No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of any of the Units, the Shares, the Warrants or the Warrant Shares.
     GG. No Stabilization or Integration. The Company has not (i) taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Units or (ii) sold or issued any securities that would be integrated with the offering of any of the Units, the Shares, the Warrants or the Warrant Shares pursuant to the Securities Act or the interpretations thereof by the Commission.
     HH. Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.
     II. Margin Rules. The application of the proceeds of the sale of the Units by the Company as described in the Time of Sale Information and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
     JJ. Forward Looking Statements. No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     KK. Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     LL. Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications to the extent that the Company is or has been required to comply with the Sarbanes-Oxley Act and such rules.
     MM. Status under the Securities Act. The Company is not an ineligible issuer as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Units.
SECTION 4. ENGAGEMENT TERM. Unless earlier terminated in accordance with the immediately following sentence, this Agreement will terminate on September 4, 2009. The engagement may be terminated, with our without cause, by either the Company or Rodman at any time upon 10 days’ written notice. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof, will survive any expiration or termination of this Agreement.
SECTION 5. CONFIDENTIALITY.
     A. Rodman agrees to maintain the confidentiality of all confidential information provided to it by the Company regarding the Company and shall not disclose any such confidential information to any person other than employees and agents of Rodman without the prior consent of the Company or use such information other than as expressly contemplated by this Agreement, other than pursuant to any governmental, judicial or administrative order, subpoena or discovery request or request or inquiry of a regulatory or self-regulatory body.
     B. The Company agrees that any information or advice rendered by Rodman in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, other than pursuant to any governmental, judicial or administrative order, subpoena or discovery request or request or inquiry of a regulatory or self-regulatory body, the Company will not disclose or otherwise refer to the advice or information in any manner without Rodman’s prior written consent.
SECTION 6. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that Rodman is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Rodman hereunder, all of which are hereby expressly waived.
SECTION 7. CLOSING. The obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Units hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements made on behalf of the Company in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
     (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.
     (B) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Time of Sale Information or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (C) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares and Warrants and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (D) The Placement Agent shall have received from outside counsel to the Company such counsel’s written “10b-5” statement, addressed to the Placement Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.
     (E) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Basic Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or incorporated by reference in or contemplated by the Basic Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken together, otherwise than as set forth or incorporated by reference in or contemplated by the Basic Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Basic Prospectus, the Time of Sale Information, and the Prospectus.
     (F) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on The NASDAQ Global Market, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from The NASDAQ Global Market, nor has the Company received any information suggesting that the Commission, The NASDAQ Global Market is contemplating terminating such registration or listing.
     (G) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The NASDAQ Global Market, or trading in any securities of the Company on The NASDAQ Global Market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Basic Prospectus, the Time of Sale Information and the Prospectus.
     (H) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the

Closing Date which would prevent the issuance or sale of the Units or materially and adversely affect or potentially and adversely affect the business or operations of the Company.
     (I) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.
     (J) The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain or incorporate representations and warranties of the Company as agreed between the Company and the Purchasers.
     (K) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.
     (L) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.
SECTION 8. INDEMNIFICATION. (A) To the extent permitted by law, the Company will indemnify Rodman and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or arising out of this engagement letter, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from Rodman’s willful misconduct or gross negligence in performing the services described herein or any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Placement Agent furnished to the Company by the Placement Agent expressly for use therein.
     (B) Promptly after receipt by Rodman of notice of any claim or the commencement of any action or proceeding with respect to which an Indemnified Person is entitled to indemnity hereunder, Rodman will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, Rodman will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for Rodman reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and Rodman. In such event, the reasonable fees and disbursements of no more than one such separate counsel, in addition to local counsel, will be paid by the Company. The Company shall not effect any settlement of any pending or threatened proceeding in respect of which Rodman is or could have been a party and indemnification could have been sought hereunder by Rodman, unless such settlement (i)(x) includes an unconditional release of Rodman, in form and substance reasonably satisfactory to Rodman, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of Rodman or (ii) is consented to by

Rodman, which consent shall not be unreasonably withheld. The Company will have the exclusive right to settle any other claim or proceeding.
     (C) The Company agrees to notify Rodman promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this engagement letter.
     (D) If for any reason the foregoing indemnity is unavailable to Rodman or insufficient to hold Rodman harmless, then the Company shall contribute to the amount paid or payable by Rodman as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and Rodman on the other, but also the relative fault of the Company on the one hand and Rodman on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, Rodman’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by Rodman under this engagement letter (excluding any amounts received as reimbursement of expenses incurred by Rodman).
     (E) These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this engagement letter is completed and shall survive the termination of this engagement letter, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this engagement letter or otherwise.
SECTION 9. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
SECTION 10. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Rodman and the Company. The covenants contained in Sections 1 and 8 shall survive the closing of the Placement and delivery and/or exercise of the Shares and Warrants, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.
SECTION 11. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, and (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

     Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Rodman a copy of this Agreement.

Very truly yours, RODMAN & RENSHAW, LLC
By:	/s/ John Borer
	Name:	John Borer
	Title:	Sr. Managing Director

Address for notice: 1251 Avenue of the Americas, 20th Floor New York, NY, 10020 Fax (646) 841-1640 Attention: General Counsel
Accepted and Agreed to as of
the date first written above:

ONCOTHYREON INC.

By:	/s/ Robert L. Kirkman, M.D. Name: Robert L. Kirkman, M.D.
Title: President & Chief Executive Officer
Address for notice:
Oncothyreon Inc.
2601 Fourth Avenue
Suite 500
Seattle, Washington 98121

Annex A
Time of Sale Information
a. Issuer Free Writing Prospectus dated August 4, 2009.
b. Pricing Information Provided Orally by the Placement Agent
Number of Units: 2,280,502
Number of Shares: 2,280,502
Warrant Coverage: 30%
Price per Unit: $6.5775
Warrant Exercise Price: $6.5775